UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
____________________________
FORM 8-K
____________________________
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported):  May 28, 2014
____________________________
MCG Capital Corporation
(Exact Name of Registrant as Specified in Charter)
____________________________

Delaware	0-33377	54-1889518
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1001 19th Street North, 10th Floor, Arlington, VA	22209
(Address of Principal Executive Offices)	(Zip Code)
(703) 247-7500
(Registrant’s telephone number, including area code)
Not applicable
(Former Name or Former Address, if Changed Since Last Report)
____________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.	Submission of Matters to a Vote of Security Holders.
On May 28, 2014, MCG Capital Corporation, a Delaware corporation (the “Company”), held its 2014 Annual Meeting of Stockholders (the “Annual Meeting”). There were present at the Annual Meeting in person or by proxy stockholders holding an aggregate of 58,358,422 shares of the Company’s common stock, out of a total number of 67,745,235 shares of the Company’s common stock issued and outstanding and entitled to vote at the Annual Meeting. The following matters were submitted at the Annual Meeting to the Company’s stockholders for consideration:

1.	The election of one Class I director who will serve for three years, or until his successor is elected and qualified;

2.
The ratification of the selection by the Audit Committee of the Company’s Board of Directors of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2014; and

3.	An advisory vote to approve the compensation of the Company’s named executive officers.
Keith Kennedy was elected to serve as a Class I Director until the 2017 annual meeting of stockholders, or until his successor is elected and qualified; the appointment of Ernst & Young LLP as the independent registered public accounting firm for the Company for the fiscal year ending December 31, 2014 was ratified; and a non-binding, advisory proposal on the compensation of the Company’s named executive officers was approved.
The detailed final voting results of the shares voted with regard to each of these matters are as follows:
1.    Election of Class I director:

	For	Against	Abstain	Broker Non-Votes
Keith Kennedy	29,934,652	3,895,514	175,800	24,352,456
Continuing directors whose terms did not expire at the Annual Meeting were as follows: Kenneth J. O’Keefe and Gavin Saitowitz are currently serving as Class II directors, whose terms expire in 2015, and Kim D. Kelly and Richard W. Neu are currently serving as Class III directors, whose terms expire in 2016.

2.
Ratification of the selection by the Audit Committee of the Company’s Board of Directors of Ernst & Young LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2014:

For	Against	Abstain
57,458,721	641,380	258,321

3.	Advisory vote to approve the compensation of the Company’s named executive officers:

For	Against	Abstain	Broker Non-Votes
29,210,323	4,136,516	659,127	24,352,456
*****

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MCG CAPITAL CORPORATION

Date:	May 29, 2014	By:	/s/ Beverly Jane Alley
Beverly Jane Alley
Interim Chief Financial Officer